UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(e):

On May 19, 2020, the Compensation Committee, as part of its annual compensation review, approved long-term incentive equity awards under the Eagle Materials Inc. Amended and Restated Incentive Plan (“Incentive Plan”) to a group of the Company’s officers, including its named executive officers. The awards are comprised of performance vesting stock options, performance vesting restricted stock, time vesting stock options and time vesting restricted stock. Each of the Company’s current named executive officers (other than Mr. Powers, who retired in July 2019 as Chief Executive Officer, and Mr. Metcalf, who will be retiring as an officer effective May 31, 2020) was granted stock options and/or restricted stock as a part of this award.

In order for the performance vesting stock options and restricted stock to be earned, the Company must achieve a performance vesting criterion based on the Company’s average return on equity measured at the end of fiscal 2021. One-fourth of any earned stock options and restricted stock will vest immediately and one-fourth on each of the next three fiscal year-ends (assuming continued service by the relevant officer). Any stock options or restricted stock that are not earned at the end of fiscal 2021 upon the determination of the achievement of the performance vesting criterion will be forfeited. The terms and conditions of the performance vesting stock options and restricted stock will be substantially the same as awards made in fiscal 2020.

The time vesting stock options and restricted stock will vest ratably over the four fiscal year-ends following the date of grant (assuming continued service by the relevant officer). The terms and conditions of the time vesting stock options and restricted stock will be substantially the same as previous time vesting equity awards.

In accordance with the terms of the Company’s Incentive Plan, the exercise price of the stock options (whether time vesting or performance vesting) is the closing price of the Company’s Common Stock on the date of grant, May 19, 2020 ($60.21). The following table shows the stock options and restricted stock granted to the Company’s named executive officers effective May 19, 2020:

Name	Number of Performance Vesting Stock Options	Shares of Performance Vesting Restricted Stock	Number of Time Vesting Stock Options	Shares of Time Vesting Restricted Stock
Michael Haack	47,550	17,439	39,625	14,533
D. Craig Kesler	13,586	4,983	11,322	4,153
Robert S. Stewart	—	8,969	—	7,474

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General Counsel and Secretary

Date: May 26, 2020